EXHIBIT (M)

                          DISTRIBUTION AND SERVICE PLAN
                                       of
                           THE TREASURER'S FUND, INC.
                        Tax Exempt Money Market Portfolio

         1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act") of the Tax Exempt Money Market Portfolio Common Stock (the "Portfolio"), a class of common stock of The Treasurer's Fund, Inc. (the "Fund").

         2. The Fund has entered into a Distribution Agreement with respect to the Portfolio with Gabelli & Company, Inc. (the "Distributor"), an affiliated company of Gabelli Fixed Income L.L.C. (the "Advisor"), under which the Distributor has agreed to use all reasonable efforts to solicit orders for the purchase of the Portfolio's shares of common stock ("Shares"). The Fund also has entered into an Advisory Agreement with respect to the Portfolio with the Advisor. Under the Advisory Agreement, the Advisor pays the expenses of printing and distributing prospectuses, reports and other literature used by the Distributor, and of advertising and other promotional activities in connection with the offering of Shares of the Portfolio for sale to the public. It is understood that the Advisor may reimburse the Distributor for any expenses incurred by the Distributor under the terms of the Distribution Agreement from any source available to it, including advisory fees paid to it by the Portfolio.

         3. The Advisor directly, or through the Distributor, may make payments to securities dealers and other third parties who engage in the sale of Shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Portfolio, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request. The Advisor will, in its sole discretion, determine the amount of such payments and may from time to time in its sole discretion increase and decrease the amount of such payments; provided, however, that no such payment will increase the amount the Portfolio is required to pay the Advisor under any agreement. Any payments made by the Advisor for the purpose of distributing Shares of the Portfolio are subject to compliance with the terms of written agreements in a form satisfactory to the Fund's Board of Directors to be entered into by the Advisor and the participating organization.

         4. The Portfolio will not make separate payments as a result of this Plan to the Advisor, Distributor or any other party, it being recognized that the Portfolio presently pays, and will continue to pay, an advisory fee to the Advisor pursuant to the Advisory Agreement. To the extent that any payments made by the Portfolio to the Advisor, including payment of advisory fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares of the Portfolio within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.

         5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio" (as defined in the Act), and by a vote of a majority of the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to this Plan (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan.

         6. This Plan shall, unless terminated as hereinafter provided, remain in effect from the date specified above until October 31, 1989, and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Directors of the Fund, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Directors, provided that (a) any amendment to authorize direct payments by the Portfolio to finance any activity primarily intended to result in the sale of Shares of the Portfolio, to increase materially the amount spent by the Portfolio for distribution, or any amendment of the Advisory Agreement to increase the amount to be paid by the Portfolio thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.

         7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Portfolio.

         8. During the existence of this Plan, the Fund shall require the Advisor to provide the Fund, for review by the Fund's Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of Shares of the Portfolio (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

         9. This Plan does not require the Advisor or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expense for activities primarily intended to result in the sale of Shares of the Portfolio.

         10. Consistent with the limitation of shareholder liability as set forth in the Fund's Articles of Incorporation, any obligations assumed by the Portfolio pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and shall not constitute obligations of any other series of the Fund.

         11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

** On March 1, 2000, this agreement was amended to reflect that Gabelli & Company, Inc. replaced Gabelli Fixed Income Distributors, Inc. as the Fund's Distributor.

                          DISTRIBUTION AND SERVICE PLAN
                                       of
                           THE TREASURER'S FUND, INC.
                      Domestic Prime Money Market Portfolio

         1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act") of the Domestic Prime Money Market Portfolio Common Stock (the "Portfolio"), a class of common stock of The Treasurer's Fund, Inc. (the "Fund").

         2. The Fund has entered into a Distribution Agreement with respect to the Portfolio with Gabelli & Company, Inc. (the "Distributor"), an affiliated company of Gabelli Fixed Income L.L.C. (the "Advisor"), under which the Distributor has agreed to use all reasonable efforts to solicit orders for the purchase of the Portfolio's shares of common stock ("Shares"). The Fund also has entered into an Advisory Agreement with respect to the Portfolio with the Advisor. Under the Advisory Agreement, the Advisor pays the expenses of printing and distributing prospectuses, reports and other literature used by the Distributor, and of advertising and other promotional activities in connection with the offering of Shares of the Portfolio for sale to the public. It is understood that the Advisor may reimburse the Distributor for any expenses incurred by the Distributor under the terms of the Distribution Agreement from any source available to it, including advisory fees paid to it by the Portfolio.

         3. The Advisor directly, or through the Distributor, may make payments to securities dealers and other third parties who engage in the sale of Shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Portfolio, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request. The Advisor will, in its sole discretion, determine the amount of such payments and may from time to time in its sole discretion increase and decrease the amount of such payments; provided, however, that no such payment will increase the amount the Portfolio is required to pay the Advisor under any agreement. Any payments made by the Advisor for the purpose of distributing Shares of the Portfolio are subject to compliance with the terms of written agreements in a form satisfactory to the Fund's Board of Directors to be entered into by the Advisor and the participating organization.

         4. The Portfolio will not make separate payments as a result of this Plan to the Advisor, Distributor or any other party, it being recognized that the Portfolio presently pays, and will continue to pay, an advisory fee to the Advisor pursuant to the Advisory Agreement. To the extent that any payments made by the Portfolio to the Advisor, including payment of advisory fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares of the Portfolio within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.

         5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio" (as defined in the Act), and by a vote of a majority of the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to this Plan (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan.

         6. This Plan shall, unless terminated as hereinafter provided, remain in effect from the date specified above until October 31, 1989, and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Directors of the Fund, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of

Directors, provided that (a) any amendment to authorize direct payments by the Portfolio to finance any activity primarily intended to result in the sale of Shares of the Portfolio, to increase materially the amount spent by the Portfolio for distribution, or any amendment of the Advisory Agreement to increase the amount to be paid by the Portfolio thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.

         7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Portfolio.

         8. During the existence of this Plan, the Fund shall require the Advisor to provide the Fund, for review by the Fund's Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of Shares of the Portfolio (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

         9. This Plan does not require the Advisor or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expense for activities primarily intended to result in the sale of Shares of the Portfolio.

         10. Consistent with the limitation of shareholder liability as set forth in the Fund's Articles of Incorporation, any obligations assumed by the Portfolio pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and shall not constitute obligations of any other series of the Fund.

         11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

** On March 1, 2000, this agreement was amended to reflect that Gabelli & Company, Inc. replaced Gabelli Fixed Income Distributors, Inc. as the Fund's Distributor.

                          DISTRIBUTION AND SERVICE PLAN
                                       of
                           THE TREASURER'S FUND, INC.
                      U.S. Treasury Money Market Portfolio

         1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act") of the U.S. Treasury Money Market Portfolio Common Stock (the "Portfolio"), a class of common stock of The Treasurer's Fund, Inc. (the "Fund").

         2. The Fund has entered into a Distribution Agreement with respect to the Portfolio with Gabelli & Company, Inc. (the "Distributor"), an affiliated company of Gabelli Fixed Income L.L.C. (the "Advisor"), under which the Distributor has agreed to use all reasonable efforts to solicit orders for the purchase of the Portfolio's shares of common stock ("Shares"). The Fund also has entered into an Advisory Agreement with respect to the Portfolio with the Advisor. Under the Advisory Agreement, the Advisor pays the expenses of printing and distributing prospectuses, reports and other literature used by the Distributor, and of advertising and other promotional activities in connection with the offering of Shares of the Portfolio for sale to the public. It is understood that the Advisor may reimburse the Distributor for any expenses incurred by the Distributor under the terms of the Distribution Agreement from any source available to it, including advisory fees paid to it by the Portfolio.

         3. The Advisor directly, or through the Distributor, may make payments to securities dealers and other third parties who engage in the sale of Shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Portfolio, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request. The Advisor will, in its sole discretion, determine the amount of such payments and may from time to time in its sole discretion increase and decrease the amount of such payments; provided, however, that no such payment will increase the amount the Portfolio is required to pay the Advisor under any agreement. Any payments made by the Advisor for the purpose of distributing Shares of the Portfolio are subject to compliance with the terms of written agreements in a form satisfactory to the Fund's Board of Directors to be entered into by the Advisor and the participating organization.

         4. The Portfolio will not make separate payments as a result of this Plan to the Advisor, Distributor or any other party, it being recognized that the Portfolio presently pays, and will continue to pay, an advisory fee to the Advisor pursuant to the Advisory Agreement. To the extent that any payments made by the Portfolio to the Advisor, including payment of advisory fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares of the Portfolio within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.

         5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio" (as defined in the Act), and by a vote of a majority of the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to this Plan (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan.

         6. This Plan shall, unless terminated as hereinafter provided, remain in effect from the date specified above until October 30, 1990, and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Directors of the Fund, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of

Directors, provided that (a) any amendment to authorize direct payments by the Portfolio to finance any activity primarily intended to result in the sale of Shares of the Portfolio, to increase materially the amount spent by the Portfolio for distribution, or any amendment of the Advisory Agreement to increase the amount to be paid by the Portfolio thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.

         7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Portfolio.

         8. During the existence of this Plan, the Fund shall require the Advisor to provide the Fund, for review by the Fund's Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of Shares of the Portfolio (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

         9. This Plan does not require the Advisor or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expense for activities primarily intended to result in the sale of Shares of the Portfolio.

         10. Consistent with the limitation of shareholder liability as set forth in the Fund's Articles of Incorporation, any obligations assumed by the Portfolio pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and shall not constitute obligations of any other series of the Fund.

         11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

** On March 1, 2000, this agreement was amended to reflect that Gabelli & Company, Inc. replaced Gabelli Fixed Income Distributors, Inc. as the Fund's Distributor.